UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2005

GEOKINETICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9268	No. 94-1690082
(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 2100
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 850-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

(a)

In a Current Report on Form 8-K filed on December 2, 2005, Geokinetics Inc. (“Geokinetics”) reported that, on December 1, 2005, it had completed the acquisition of all of the issued and outstanding common shares of stock of Trace Energy Services Ltd., headquartered in Calgary, Alberta, Canada (the “Acquisition”).  This Form 8-K/A is being filed to provide certain financial information related to the Acquisition.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits:

99.1

Certain financial information related to the Acquisition of Trace Energy Services Ltd. by Geokinetics (in the form originally included in the Private Placement Memorandum filed as Exhibit 99.1 to the Current Report on Form 8-K filed on December 2, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: December 7, 2005	By:	/s/ Thomas J. Concannon
Thomas J. Concannon, Vice President and Chief Financial Officer

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